Other Income	6 Months Ended
Sep. 30, 2022
Other Income [Abstract]
OTHER INCOME

NOTE 3A — OTHER INCOME

Other income	For the six month ended September 30, 2022	For the six month ended September 30, 2021
Income from revenue entitlement rights	6,124,042	7,258,605
Liabilities no longer required written back	360,842	265,411
	6,484,884	7,524,016

Income from revenue entitlement rights

Other Income of $6,124,042 for the 6 months ended September 30, 2022 ($ 7,258,605 for the 6 months ended September 30, 2021) (Refer to Note 23 regarding agreement with Reachnet) is presented on the basis that all conditions have been satisfied as of March 26, 2020, to consummate closing of the Group’s acquisition agreement with Reachnet Cable Services Pvt. Ltd. (“Reachnet”) in which the Group acquired the customers and corresponding revenues. (Refer to Note 18 regarding agreement with Reachnet).

The Group has acquired approximately 1.9 million subscriber connections from a licensed streaming company (Reachnet), through the Agreements dated June 21, 2019 and December 6, 2019, and the income entitlement rights from April 1, 2019, for a consideration of $59 million. On March 26, 2020, the arrangement was consummated when pre-conditions were waived by mutual consent. Based upon the terms of customer acquisition contract for the six months ended September 30, 2022 and September 30, 2021 and the management services agreement, the revenue arising there from is recognized as “Other Income”. The income is regarded as “Other Income” in compliance with the AP21B and AP21C of the IFRS 15. The Group has not collected any amount under receivable to date. The Group has not collected any amount under receivable to date since some of the terms under the contract were deferred by mutual agreement between the parties. Since there was no change in the status of the agreement, during the six months ended September 30, 2022, the Group continued to be subject to the applicability of IFRS 15 and continued to consistently report the income as Other Income. Refer to Notes on Subsequent Events in respect of the Modification Agreement, wherein the terms with Reachnet are modified. However, the modified implication became effective upon execution of the Share Purchase Agreement with Sri Sai on March 31, 2023.

The Group is free to appoint any licensed service provider for provision of streaming services. There is no binding or lock-in arrangement for providing streaming services to subscribers through Reachnet. The agreement contemplates only acquisition of subscriber base and is not an agreement to acquire or purchase the business of Reachnet. The Group has ensured adequate safeguard to secure acquired customer contracts through non-compete clause and non-solicitation of subscribers clause. In respect of streaming services, Lytus India has outsourced the provision of streaming services to Reachnet in the capacity of a service provider under the Management Services Agreement. Going forward, with respect of non-streaming services (such as MedTech IOT) these services would be billed directly by the Company and costs and revenue would not be shared with Reachnet.